UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 16, 2011

Date of report (Date of earliest event reported)

Professional Veterinary Products, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Nebraska

(State or Other Jurisdiction of Incorporation)

000-26326	37-1119387
(Commission File Number)	(IRS Employer Identification No.)

10077 South 134th Street
Omaha, NE	68138
(Address of Principal Executive Offices)	(Zip Code)

(402) 331-4440

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Bankruptcy Case

As previously reported in the Company’s Current Reports on Form 8-K filed on August 20, 2010 and August 25, 2010, Professional Veterinary Products, Ltd., a Nebraska corporation (the “Company”), and its subsidiaries, ProConn, LLC, a Nebraska limited liability company (“ProConn”), and Exact Logistics, LLC, a Nebraska limited liability company (“Exact”, and together with the Company and ProConn, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”)
(Case Nos. 10-82436, 10-82437 and 10-82438) (collectively, the “Bankruptcy Case”) on August 20, 2010.

Real Estate Sale Agreement

On December 16, 2011, the Company and Sergeant’s Pet Care Products, Inc., a Nevada corporation (the “Purchaser”), completed the transactions contemplated by the Real Estate Purchase and Sale Agreement dated October 31, 2011 between the Company and the Purchaser (as amended, the “Real Estate Sale Agreement”) described in the Company’s Current Report on Form 8-K dated October 31, 2011. Pursuant to the Real Estate Sale Agreement, the Company sold the corporate headquarters and warehouse facility of the Company located in Omaha, Nebraska and related assets for $4,662,500.

The foregoing description of the terms of the Real Estate Sale Agreement is qualified in its entirety by reference to the Real Estate Sale Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Real Estate Purchase and Sale Agreement dated as of October 31, 2011 by and between Professional Veterinary Products, Ltd. and Sergeant’s Pet Care Products, Inc., as amended.

This Current Report on Form 8-K and the exhibits filed herewith contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Company’s beliefs concerning future business conditions, outlook based on currently available information and statements regarding the Company’s expectations concerning the bankruptcy process. The Company’s actual results could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties, include, without limitation, (1) the ability of the Company to develop, pursue, confirm and consummate one or more plans of reorganization or liquidation with respect to the Bankruptcy Case; (2) the ability of the Company to obtain court approval of its motions in the Bankruptcy Case pursued by it from time to time; (3) risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans, or the appointment of a trustee or to convert the cases to Chapter 7 cases; (4) potential adverse developments with respect to the Company’s liquidity or results of operations; (5) the ability of the Company to fund and execute its business plan; (6) the ability of the Company to retain and compensate key executives and other key employees; and (7) any further deterioration in the macroeconomic environment or consumer confidence. Discussion of additional factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended July 31, 2009, and in more recent filings made by the Company with the Securities and Exchange Commission. Each forward-looking statement, including, without limitation, financial guidance, speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Veterinary Products, Ltd.

Date: December 20, 2011	By:	/s/ Vicky Winkler
		Name:	Vicky Winkler
		Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Real Estate Purchase and Sale Agreement dated as of October 31, 2011 by and between Professional Veterinary Products, Ltd. and Sergeant’s Pet Care Products, Inc., as amended.

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